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                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

         In connection with the accompanying Quarterly Report of Advantage Marketing Systems, Inc. (the "Company") on Form 10-Q for the period ended March 31, 2003 (the "Report"), I, John W. Hail, Chief Executive Officer of the Company, hereby certify that to my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: May 12, 2003                        /s/ JOHN W. HAIL
       ------------                        -------------------------------------
                                           John W. Hail
                                           Chairman and Chief Executive Officer



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